Exhibit 99.1

Nextdoor intends to list on NYSE following the close of its proposed merger with Khosla Ventures Acquisition Co. II

•	Nextdoor to be listed under the ticker symbol “KIND” following the close of the transaction

•	Nextdoor will host its first Investor Day on Monday, September 20th at 12:30PM ET

SAN FRANCISCO and MENLO PARK, California – September 17, 2021 – Nextdoor, Inc. (“Nextdoor” or the “Company”) and Khosla Ventures Acquisition Co. II (Nasdaq: KVSB) (“KVSB”), a special purpose acquisition company sponsored by an affiliate of Khosla Ventures, LLC (“Khosla Ventures”), today announced that they intend to list the Class A common stock of Nextdoor Holdings, Inc. on the New York Stock Exchange (“NYSE”) upon closing of their proposed business combination transaction.

“We are thrilled to announce our intention to list on the NYSE and join its remarkable roster of industry-leading companies and some of the world’s most respected brands,” said Sarah Friar, Chief Executive Officer, Nextdoor. “We believe that our proposed transaction with KVSB and intent to list on the NYSE will accelerate the growth of our platform and our ability to lead in cultivating hyperlocal communities where neighbors turn daily to receive trusted information, give and get help, and build real-world connections.”

“Nextdoor and the NYSE share a fundamental belief in the power of community and the value of connecting people, data and technology,” said Stacey Cunningham, President, NYSE Group. “Nextdoor’s platform connects people to the neighborhoods that matter most to them and we are thrilled to welcome them to the NYSE community of icons and disruptors.”

Additionally, Nextdoor will be hosting its first Investor Day on Monday, September 20, 2021, beginning at 12:30 p.m. ET. The Investor Day will feature several members of Nextdoor’s Leadership team, including Chief Executive Officer Sarah Friar and Chief Financial Officer Mike Doyle. The program will include a conversation between Sarah Friar and Bill Gurley, a member of Nextdoor’s Board of Directors, and a live Q&A with Sarah Friar and Mike Doyle, as well as Kiran Prasad, Head of Product, and Heidi Andersen, Head of Revenue. The webcast registration for Nextdoor’s virtual Investor Day is available here and on our Investor Relations website, investors.nextdoor.com.

Upon closing of the proposed transaction, KVSB will de-list from the Nasdaq and the Class A common stock of Nextdoor Holdings, Inc. will begin trading on the NYSE under the ticker symbol “KIND”. The listing on NYSE will be subject to application by KVSB and Nextdoor to list the shares on NYSE and approval by NYSE of such application.

About Nextdoor, Inc.

Nextdoor is where you connect to the neighborhoods that matter to you so you can belong. Our purpose is to cultivate a kinder world where everyone has a neighborhood they can rely on. Neighbors around the world turn to Nextdoor daily to receive trusted information, give and get help, get things done, and build real-world connections with those nearby — neighbors, businesses, and public services. Today, neighbors rely on Nextdoor in more than 275,000 neighborhoods across 11 countries. In the U.S., nearly 1 in 3 households uses the network. Nextdoor is based in San Francisco. For additional information and images: nextdoor.com/newsroom.

About KVSB

KVSB is a special purpose acquisition company sponsored by affiliates of Khosla Ventures. Khosla Ventures manages a series of venture capital funds that make early-stage venture capital investments and provide strategic advice to entrepreneurs building companies with lasting significance. The firm was founded in 2004 by Vinod Khosla, co-founder of Sun Microsystems. Khosla Ventures has over $14 billion dollars of assets under management and focuses on a broad range of sectors including artificial intelligence, agriculture/food, consumer, enterprise, financial services, health, space, sustainable energy, robotics, VR/AR and 3D printing. Collectively, Khosla Ventures portfolio of investments has created nearly half a trillion dollars in market value.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, KVSB has filed a registration statement on Form S-4 containing a proxy statement/prospectus with the SEC. The registration statement on Form S-4 is not yet effective. Once effective, the proxy statement/prospectus will be sent to the stockholders of KVSB. KVSB and Nextdoor also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of KVSB are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KVSB and Nextdoor through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

KVSB and Nextdoor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KVSB’s stockholders in connection with the proposed transaction. Information about KVSB’s directors and executive officers and their ownership of KVSB’s securities is set forth in KVSB’s filings with the SEC. To the extent that holdings of KVSB’s securities have changed since the amounts printed in KVSB’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Nextdoor and KVSB, including the closing of the proposed business combination transaction, the intention to list on the NYSE and approval by NYSE to list the shares of Class A common stock of Nextdoor Holdings, Inc. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of KVSB’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4, and other documents filed by KVSB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Nextdoor and KVSB assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Nextdoor nor KVSB gives any assurance that either Nextdoor or KVSB will achieve its expectations.

Contacts

Nextdoor Media Relations

press@nextdoor.com

Nextdoor Investor Relations

ir@nextdoor.com

Khosla Ventures

information@khoslaventures.com